Supplement to Prospectus dated January 31, 2000



    KIRR, MARBACH PARTNERS VALUE FUND (the "Fund")


     The following supplements and, to the extent applicable supercedes, information contained on page 7 of the Fund's Prospectus dated January 31, 2000.



Initial investment minimum


     The  Fund  currently intends to waive the  minimum
initial  investment requirement of $25,000 for  certain
persons  in  the  discretion of  the  Fund's  officers,
including  for  transactions  conducted  electronically
through   financial   intermediaries   such   as   fund
supermarkets and others.  The minimum required for  any
such  persons  will  be $2,000.   This  waiver  may  be
discontinued at any time.












    The date of this Supplement is August 30, 2000.